UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street

Suite 300

Philadelphia, PA 19106

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of a New Director

On January 24, 2024, the Board of Directors (the “Board”) of Five Below, Inc. (the “Company”) elected Karen Bowman as a Class I director, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, effective immediately. Ms. Bowman will serve until the 2024 annual meeting of shareholders and is expected to be nominated for reelection to the Board at the 2024 annual meeting of shareholders. Any committee membership for Ms. Bowman will be decided upon at a later time.

The Board determined that Ms. Bowman qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”).

In connection with her election, Ms. Bowman was granted an initial equity award of 338 restricted stock units (the “Initial Grant”) that will vest at the Company’s next annual shareholders meeting subject to her continued Board service. The Initial Grant was made pursuant to the Company’s Compensation Policy for Non-Employee Directors, as amended, and the Company’s Amended and Restated Equity Incentive Plan. The Company has entered into its standard form of indemnification agreement with Ms. Bowman, in substantially the form filed with the Securities and Exchange Commission as Exhibit 10.17 to Amendment No. 1 to the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on May 24, 2012 and incorporated by reference herein.

Ms. Bowman has no arrangement or understanding with any other persons pursuant to which she was selected as a director. There are no transactions in which Ms. Bowman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On January 24, 2024, the Company issued a press release announcing the appointment of Karen Rae Bowman to the Board. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release dated January 24, 2024.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2024	Five Below, Inc.

	By:	/s/ Kristy Chipman
	Name:	Kristy Chipman
	Title:	Chief Financial Officer & Treasurer